Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events
16.	Subsequent events

On April 4, 2023, the Company completed its IPO of 2,400,000 Class A ordinary shares at a public offering price of $4.00 per share. The Company received aggregate gross proceeds of $9.6 million from the offering, before deducting underwriting discounts and other related expenses. Net proceeds amounted to approximately $8.5 million after deducting underwriting discounts and other related expenses. The Class A ordinary shares began trading on the Nasdaq Capital Market on March 31, 2023 under the ticker symbol “SFWL.” In connection with the IPO, the Company issued to the Representative and its affiliates warrants, exercisable for a period of one year after the effective date of the registration statement, entitling the holders of the warrants to purchase an aggregate of up to 144,000 Ordinary Shares at a per share price of $4.46.